MODIFICATION OF LEASE


     THIS MODIFICATION OF LEASE dated as of the 10th day of January, 2001, by and between WSG Eatontown LP (hereinafter referred to as "Landlord"), and Harvey Electronics, Inc. (hereinafter referred to as "Tenant").

                                   WITNESSETH

     WHEREAS, Landlord and Tenant are parties to a certain Lease dated September 20, 2000 for retail space (said retail space hereinafter referred to as the "Demised Premises"), in a shopping center located on Route 36, Eatontown, New Jersey (the "Building"); and

     WHEREAS, Landlord and Tenant have agreed that the actual Demised Premises delivered to Tenant contains only 7,693 square feet, rather than the 8,000 provided for in the Lease; and

     WHEREAS, Landlord and Tenant have agreed to modify the Lease to reflect the agreed upon reduced square footage of the Demised Premises, pursuant to the terms and conditions hereof; and

     WHEREAS, Landlord and Tenant hereby confirm their respective rights, duties and obligations under the Lease and hereby modify the Lease, pursuant to the terms and conditions of this Modification of Lease.


     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Landlord and Tenant hereby agree as follows:

(1)      SECTION 1 - Basic Lease Provisions
         The following provisions of Section 1.01 are hereby modified as set forth below:

e) Demised Premises: All references to "eight thousand (8,000) square feet" are hereby changed to "seven thousand six hundred and ninety-three (7,693) square feet".

(g) Monthly Rent: The minimum monthly rent under the Lease is hereby changed to the following:

Rent Commencement Date through 24th month - $15,225.73
25th month through  60th month -  $15,386.00
61st month  through  120th month - $17,309.25
121st month through  180th month - $19,472.91
181st month through 240th month - $21,907.02

(h) Security Deposit: The security deposit is hereby changed to Thirty Thousand Four Hundred Fifty One Dollars and Forty Five Cents ($30,451.45). The sum of $1,215.21 already in Landlord's possession and representing difference between the new amount of security deposit and the original amount of the security deposit will be credited against the first month's minimum monthly rent payable by Tenant hereunder.

(2)      SECTION 2 - Defined Terms
         The Definition of "Rent Commencement Date" in Section 2 of the Lease is hereby changed to "January 1, 2001".

(3)      FULL FORCE AND EFFECT
         Except as expressly modified herein, the Lease shall remain unmodified and in full force and effect.

WITNESS:                                    WSG EATONTOWN LP


____________________________                BY:___________________________
                                               NAME
                                               TITLE




WITNESS:                                    HARVEY ELECTRONICS, INC.


/s/ Joseph J. Calabrese                     BY:/s/ Franklin C. Karp
-----------------------                        --------------------
                                               NAME:Franklin C. Karp